Exhibit 99.2

Easterly
Government Properties Inc.

Supplemental Information Package
Second Quarter 2017

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 2, 2017 and the factors included under the heading “Risk Factors” in our other public filings.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2017 that will be released on Form 10-Q to be filed on or about August 8, 2017.

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Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

EBITDA is calculated as the sum of net income (loss) before interest expense, income taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP. Fully diluted basis does not include outstanding LTIP units in the Company’s operating partnership that are subject to performance criteria that have not yet been met.

Funds From Operations (FFO) is defined by NAREIT as net income (loss), calculated in accordance with GAAP, excluding gains or losses from sales of property and impairment losses on depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, above-/below-market leases, non-cash interest expense and non-cash compensation. By excluding income and expense items such as straight-line rent, above-/below-market leases, non-cash interest expense and non-cash compensation from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties.

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Supplemental Definitions

Net Operating Income (NOI) is calculated as total property revenues (rental income, tenant reimbursements and other income) less property operating expenses and real estate taxes from the properties owned by the Company. Cash NOI excludes from NOI straight-line rent and amortization of above-/below market leases. NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. The Company believes that NOI provides investors with a useful measure of the operating performance of our properties. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

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Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2101 L Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 650		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20037	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie	Michael Ibe
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	James Mead
Alison Bernard, CAO	Ronald Kendall, EVP	Cynthia Fisher	William Trimble III
Emil Henry Jr.

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	SunTrust Robinson Humphrey
Jonathan Petersen	Michael R. Lewis
212-284-1705	212-319-5659

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

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Executive Summary (Unaudited, in thousands except share and per share amounts)

Price of Common Shares	Three months ended June 30, 2017		Earnings	Three months ended June 30, 2017	Three months ended June 30, 2016
High closing price during period	$21.61		Net income available to Easterly Government Properties, Inc.	$827	$699
Low closing price during period	$19.47		Net income available to Easterly Government Properties, Inc.
End of period closing price	$20.95		per share:
			Basic	$0.02	$0.02
Outstanding Classes of Stock and			Diluted	$0.02	$0.02
Partnership Units - Fully Diluted Basis	At June 30, 2017
Common shares	38,287,189		Net income	$1,013	$1,037
Unvested restricted shares	17,912		Net income, per share - fully diluted basis	$0.02	$0.03
Common partnership units outstanding	7,746,850
Total - fully diluted basis	46,051,951		Funds From Operations ("FFO")	$14,475	$12,111
			FFO, per share - fully diluted basis	$0.31	$0.30

Market Capitalization	At June 30, 2017		Funds From Operations, as Adjusted	$13,459	$11,708
Total equity market capitalization - fully diluted basis	$964,788		FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.29
Consolidated debt(1)	549,409
Cash and cash equivalents	(6,105)		Cash Available for Distribution	$11,357	$10,399
Total enterprise value	$1,508,092
			Liquidity		At June 30, 2017
			Cash and cash equivalents		$6,105
Ratios	At June 30, 2017
Net debt to total enterprise value	36.0%		Unsecured revolving credit facility
Net debt to annualized quarterly EBITDA	7.5	x	Total current facility size (2)		$400,000
Cash interest coverage ratio	5.2	x	Less: outstanding balance		(68,000)
Cash fixed charge coverage ratio	4.3	x	Available under unsecured revolving credit facility		$332,000
Pro forma net debt to total enterprise value(4)	30.2%
Pro forma net debt to annualized quarterly EBITDA(3)	5.6	x	Pro forma proceeds from physical settlement of forward sales agreements(4)		$87,711

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total facility size of not more than $650  million.

(3)Assumes full physical settlement, on June 30, 2017, of the forward sales agreements entered into on March 27, 2017 for 4.95 million shares at a net price of $17.74 and a full quarter of operations from VA - Loma Linda which we acquired on June 1, 2017.

(4)Assumes full physical settlement, on June 30, 2017 of the forward sales agreements entered into on March 27, 2017 for 4.95 million shares at a net price of $17.74.

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Balance Sheets (In thousands, except share amounts)

	June 30, 2017
	(unaudited)	December 31, 2016
Assets
Real estate properties, net	$1,117,039	$901,066
Cash and cash equivalents	6,105	4,845
Restricted cash	3,559	1,646
Deposits on acquisitions	1,000	1,750
Rents receivable	8,284	8,544
Accounts receivable	6,746	5,823
Deferred financing, net	1,437	2,787
Intangible assets, net	127,127	113,795
Interest rate swap	3,199	3,785
Prepaid expenses and other assets	3,120	1,422
Total assets	$1,277,616	$1,045,463

Liabilities
Revolving credit facility	68,000	212,167
Term loan facility, net	99,132	-
Notes payable, net	173,646	-
Mortgage notes payable, net	204,782	80,806
Intangible liabilities, net	38,175	41,840
Accounts payable and accrued liabilities	14,473	13,784
Total liabilities	598,208	348,597

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
38,305,101 and 36,874,810 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively.	383	369
Additional paid-in capital	619,668	596,971
Retained (deficit)	3,632	1,721
Cumulative dividends	(61,226)	(42,794)
Accumulated other comprehensive income	2,661	3,038
Total stockholders' equity	565,118	559,305
Non-controlling interest in Operating Partnership	114,290	137,561
Total equity	679,408	696,866
Total liabilities and equity	$1,277,616	$1,045,463

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Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenues
Rental income	$27,501	$22,291	$53,521	$44,027
Tenant reimbursements	2,974	2,476	6,602	4,631
Other income	128	154	367	234
Total revenues	30,603	24,921	60,490	48,892

Operating expenses
Property operating	5,837	5,085	12,186	9,418
Real estate taxes	2,979	2,332	5,714	4,700
Depreciation and amortization	13,462	11,074	26,522	21,937
Acquisition costs	456	346	988	679
Corporate general and administrative	3,142	3,052	6,586	6,088
Total expenses	25,876	21,889	51,996	42,822
Operating income	4,727	3,032	8,494	6,070

Other expenses
Interest expense, net	(3,714)	(1,995)	(6,131)	(3,924)
Net income	1,013	1,037	2,363	2,146

Non-controlling interest in Operating Partnership	(186)	(338)	(452)	(772)
Net income available to Easterly Government
Properties, Inc.	$827	$699	$1,911	$1,374

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.02	$0.02	$0.05	$0.05
Diluted	$0.02	$0.02	$0.05	$0.05

Weighted-average common shares outstanding:
Basic	37,408,603	27,484,075	37,151,527	25,812,893
Diluted	39,845,314	29,267,258	39,534,993	27,538,423

Net income, per share - fully diluted basis	$0.02	$0.03	$0.05	$0.05

Weighted average common shares outstanding -
fully diluted basis	45,959,288	40,964,377	45,953,530	40,338,097

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Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenue
Rental income	$27,501	$22,291	$53,521	$44,027
Tenant reimbursements	2,974	2,476	6,602	4,631
Other income	128	154	367	234
Total revenues	30,603	24,921	60,490	48,892

Operating Expenses
Property operating	5,837	5,085	12,186	9,418
Real estate taxes	2,979	2,332	5,714	4,700
Total expenses	8,816	7,417	17,900	14,118
Net Operating Income	$21,787	$17,504	$42,590	$34,774
Adjustments to Net Operating Income:
Straight-line rent	(355)	(19)	(495)	(40)
Above-/below-market leases	(2,106)	(1,711)	(4,218)	(3,409)
Cash Net Operating Income	$19,326	$15,774	$37,877	$31,325

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EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net income	$1,013	$1,037	$2,363	$2,146
Depreciation and amortization	13,462	11,074	26,522	21,937
Interest expense	3,714	1,995	6,131	3,924
EBITDA	$18,189	$14,106	$35,016	$28,007

Net income	$1,013	$1,037	$2,363	$2,146
Depreciation and amortization	13,462	11,074	26,522	21,937
Funds From Operations (FFO)	$14,475	$12,111	$28,885	$24,083
Adjustments to FFO:
Acquisition costs	456	346	988	679
Straight-line rent	(350)	45	(493)	33
Above-/below-market leases	(2,106)	(1,711)	(4,218)	(3,409)
Non-cash interest expense	244	194	474	389
Non-cash compensation	740	723	1,467	1,422
Funds From Operations, as Adjusted	$13,459	$11,708	$27,103	$23,197

FFO, per share - fully diluted basis	$0.31	$0.30	$0.63	$0.60
FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.29	$0.59	$0.58

Funds From Operations, as Adjusted	$13,459	$11,708	$27,103	$23,197
Acquisition costs	(456)	(346)	(988)	(679)
Principal amortization	(741)	(711)	(1,473)	(1,414)
Maintenance capital expenditures	(766)	(252)	(951)	(318)
Contractual tenant improvements	(139)	-	(152)	(9)
Cash Available for Distribution (CAD)	$11,357	$10,399	$23,539	$20,777

Weighted average common shares outstanding -
fully diluted basis	45,959,288	40,964,377	45,953,530	40,338,097

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Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	Stated Rate(1)	June 30, 2017 Balance(2)	June 30, 2017 Percent of Total Indebtedness
Unsecured debt
Unsecured revolving credit facility(3)	11-Feb-19(4)	LIBOR + 140bps	$68,000	12.4%
Unsecured term loan facility	29-Sep-23	3.12%(5)	100,000	18.1%
Notes payable - series A	25-May-27	4.05%	95,000	17.3%
Notes payable - series B	25-May-29	4.15%	50,000	9.1%
Notes payable - series C	25-May-32	4.30%	30,000	5.5%
	7.9 years	3.53%	$343,000	62.4%
Total unsecured debt	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
VA - Loma Linda	6-Jul-27	3.59%	$127,500	23.2%
ICE - Charleston	15-Jan-27	4.21%	20,369	3.7%
USFS II - Albuquerque	14-Jul-26	4.46%	17,044	3.1%
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	15,700	2.9%
CBP - Savannah	10-Jul-33	3.40%	14,562	2.7%
MEPCOM - Jacksonville	14-Oct-25	4.41%	11,234	2.0%
	9.9 years	3.68%	$206,409	37.6%
Total secured mortgage debt	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	June 30, 2017
Variable rate debt - unhedged	$83,700
Fixed rate debt	465,709
Total debt(2)	$549,409

% Variable rate debt - unhedged	15.2%
% Fixed rate debt	84.8%

Weighted average maturity	8.7 years
Weighted average interest rate	3.6%

(1)Average stated rates represent the weighted average interest rate at June 30, 2017.

(2)Excludes unamortized premiums / discounts and deferred financing fees.

(3)Credit facility has available capacity of $332,000 as of June 30, 2017.

(4)Credit facility has two six-month as-of-right extension options subject to certain conditions and the payment of an extension fee.

(5)Entered into two interest rate swaps with an effective date of March 29, 2017 with an aggregate notional value of $100 million to effectively fix the interest rate at 3.12% annually based on the Company’s current leverage ratio.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt			Weighted Average
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Interest Rate of Scheduled Maturities
2017	1,503	-	-	1,503	0.3%	-
2018	3,100	-	-	3,100	0.6%	-
2019	3,229	-	68,000	71,229	13.0%	2.61%
2020	3,395	-	-	3,395	0.6%	-
2021	4,054	-	-	4,054	0.7%	-
2022	5,109	-	-	5,109	0.9%	-
2023	5,388	15,700	100,000	121,088	22.0%	3.04%
2024	5,679	-	-	5,679	1.0%	-
2025	5,633	1,917	-	7,550	1.4%	4.41%
2026	3,686	6,368	-	10,054	1.8%	4.46%
2027	1,093	134,640	95,000	230,733	42.0%	3.82%
2028	983	-	-	983	0.2%	-
2029	1,016	-	50,000	51,016	9.3%	4.15%
2030	1,049	-	-	1,049	0.2%	-
2031	1,083	-	-	1,083	0.2%	-
2032	1,116	-	30,000	31,116	5.7%	4.30%
2033	668	-	-	668	0.1%	-
Total	$47,784	$158,625	$343,000	$549,409	100.0%

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Operating Property Overview (As of June 30, 2017, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,039,323	13.3%	$48.96
IRS - Fresno	Fresno, CA	Office	2018	2003	180,481	7,486,857	6.2%	41.48
PTO - Arlington	Arlington, VA	Office	2019 / 2020	2009	189,871	6,557,257	5.3%	34.54
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	5,040,098	4.2%	33.92
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,536,468	3.8%	40.43
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	3,852,671	3.2%	53.52
ICE - Charleston	North Charleston, SC	Office	2021 / 2027	1994 / 2012	86,733	3,685,906	3.0%	42.50
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,487,403	2.9%	28.53
USCIS - Lincoln	Lincoln, NE	Office	2020	2005	137,671	3,256,811	2.7%	23.66
AOC - El Centro	El Centro, CA	Courthouse/Office	2019	2004	46,813	3,041,909	2.5%	64.98
FBI - Birmingham	Birmingham, AL	Office	2020	2005	96,278	3,022,473	2.5%	31.39
OSHA - Sandy	Sandy, UT	Laboratory	2024	2003	75,000	2,988,675	2.5%	39.85
USFS II - Albuquerque	Albuquerque, NM	Office	2026	2011	98,720	2,795,974	2.3%	28.32
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,794,202	2.3%	39.30
DEA - Vista	Vista, CA	Laboratory	2020	2002	54,119	2,761,077	2.3%	51.02
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,741,304	2.3%	64.53
USFS I - Albuquerque	Albuquerque, NM	Office	2021	2006	92,455	2,727,586	2.3%	29.50
FBI - Richmond	Richmond, VA	Office	2021	2001	96,607	2,722,195	2.3%	28.18
AOC - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,662,523	2.2%	29.62
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,395,557	2.0%	48.18
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,179,704	1.8%	72.66
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,145,210	1.8%	21.04
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,114,245	1.7%	60.41
FBI - Albany	Albany, NY	Office	2018	1998	98,184	2,093,697	1.7%	21.32
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	2,073,724	1.7%	51.97
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,061,963	1.7%	17.83
DEA - Dallas	Dallas, TX	Office	2021	2001	71,827	1,808,587	1.5%	25.18
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,750,216	1.4%	27.88
CBP - Chula Vista	Chula Vista, CA	Office	2018	1998	59,397	1,708,702	1.4%	28.77
DEA - North Highlands	Sacramento, CA	Office	2017	2002	37,975	1,707,569	1.4%	44.97

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Operating Property Overview (Cont.) (As of June 30, 2017, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
ICE - Otay	San Diego, CA	Office	2022 / 2026	2001	52,881	1,700,148	1.4%	34.38
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,588,434	1.3%	48.13
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,574,367	1.3%	26.44
AOC - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,459,277	1.2%	31.06
DEA - Birmingham	Birmingham, AL	Office	2020	2005	35,616	1,392,369	1.2%	39.09
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,339,760	1.1%	41.90
DEA - Otay	San Diego, CA	Office	2017	1997	32,560	1,303,953	1.1%	40.05
DEA - Riverside	Riverside, CA	Office	2017	1997	34,354	1,291,158	1.1%	37.58
AOC - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	820,226	0.7%	27.23
SSA - Mission Viejo	Mission Viejo, CA	Office	2020	2005	11,590	535,274	0.4%	46.18
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	525,712	0.4%	32.65
SSA - San Diego	San Diego, CA	Office	2032	2003	10,856	442,291	0.4%	43.97
Subtotal					3,238,794	$118,212,855	97.8%	$36.55

Privately Leased Properties
2650 SW 145th Avenue - Parbel of Florida	Miramar, FL	Warehouse/Distribution	2018	2007	81,721	1,668,372	1.4%	20.42
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Manufacturing	2023	2014	105,641	538,932	0.4%	5.10
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028	2013	70,078	521,472	0.4%	7.44
Subtotal					257,440	$2,728,776	2.2%	$10.60

Total / Weighted Average					3,496,234	$120,941,631	100.0%	$34.63

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Tenants (As of June 30, 2017, unaudited)

Tenant	Number of Properties	Number of Leases	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Bureau of Investigation ("FBI")	6	6	3.9	653,826	18.7%	$19,560,141	16.2%
Drug Enforcement Administration ("DEA")	11	11	5.4	432,142	12.4%	18,768,638	15.5%
Department of Veteran Affairs ("VA")	1	1	18.9	327,614	9.4%	16,039,323	13.3%
Administrative Office of the U.S. Courts ("AOC")	4	4	6.4	213,791	6.1%	7,983,935	6.6%
Immigration and Customs Enforcement ("ICE")	3	3	8.4	182,522	5.2%	7,567,172	6.3%
Internal Revenue Service ("IRS")	1	1	1.4	180,481	5.2%	7,486,857	6.2%
Patent and Trademark Office ("PTO")	1	2	1.8	189,871	5.4%	6,557,257	5.4%
U.S. Forest Service ("USFS")	2	2	6.6	191,175	5.5%	5,523,560	4.6%
Customs and Border Protection ("CBP")	3	3	7.7	127,397	3.6%	5,411,381	4.5%
Environmental Protection Agency ("EPA")	1	1	5.8	71,979	2.1%	3,852,671	3.2%
Department of Transportation ("DOT")	1	2	6.8	129,659	3.7%	3,743,994	3.1%
U.S. Citizenship and Immigration Services ("USCIS")	1	1	3.2	137,671	3.9%	3,256,811	2.7%
Occupational Safety and Health Administration ("OSHA")	1	1	6.6	75,000	2.1%	2,988,675	2.5%
Military Entrance Processing Command ("MEPCOM")	1	1	8.3	30,000	0.9%	2,179,704	1.8%
Department of Energy ("DOE")	1	1	12.4	115,650	3.3%	2,061,963	1.7%
National Park Service ("NPS")	1	1	7.0	62,772	1.9%	1,750,216	1.4%
U.S. Coast Guard ("USCG")	1	1	10.5	59,547	1.8%	1,574,367	1.3%
Social Security Administration ("SSA")	2	2	9.0	21,649	0.7%	977,565	0.8%
Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”)(2)	0	0	3.5	8,680	0.2%	339,335	0.3%
U.S. Department of Agriculture ("USDA")	0	1	8.5	1,538	0.0%	53,085	0.0%
Subtotal	42	45	6.9	3,212,964	92.1%	$117,676,650	97.4%

Private Tenants
Parbel of Florida	1	1	0.7	81,721	2.3%	$1,668,372	1.4%
United Technologies (Pratt & Whitney)	1	1	6.5	105,641	3.0%	538,932	0.4%
We Are Sharing Hope SC(3)	0	1	4.3	21,609	0.6%	536,205	0.4%
Lummus Corporation	1	1	11.1	70,078	2.0%	521,472	0.4%
Subtotal	3	4	5.8	279,049	7.9%	$3,264,981	2.6%

Total / Weighted Average	45	49	6.8	3,492,013	100.0%	$120,941,631	100.0%

(1)Weighted based on leased square feet.

(2)ATF occupies the first floor of the DEA – Birmingham building in a joint lease with the DEA.

(3)LifePoint, Inc. changed its legal name to We Are Sharing Hope SC.

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Lease Expirations (As of June 30, 2017, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Footage Expiring	Percentage of Total Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2017	3	104,889	3.0%	$4,302,680	3.6%	$41.02
2018	4	419,783	12.0%	12,957,628	10.7%	30.87
2019	2	215,281	6.1%	8,828,567	7.3%	41.01
2020	7	356,677	10.2%	11,738,603	9.7%	32.91
2021	7	582,782	16.7%	17,375,438	14.4%	29.81
2022	2	47,919	1.4%	1,647,063	1.4%	34.37
2023	2	177,620	5.1%	4,391,603	3.6%	24.72
2024	6	501,978	14.4%	17,499,009	14.5%	34.86
2025	3	108,955	3.1%	4,978,741	4.1%	45.70
2026	2	100,258	2.9%	2,849,059	2.4%	28.42
Thereafter	11	875,871	25.1%	34,373,240	28.3%	39.24
Total / Weighted Average	49	3,492,013	100.0%	$120,941,631	100.0%	$34.63

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